Supplement to the
Fidelity® International Enhanced Index Fund, Fidelity® Large Cap Core Enhanced Index Fund, Fidelity® Large Cap Growth Enhanced Index Fund, Fidelity® Large Cap Value Enhanced Index Fund, and Fidelity® Mid Cap Enhanced Index Fund
October 29, 2022
Prospectus

The Board of Trustees has approved, subject to shareholder approval, a proposal to reclassify Fidelity® Large Cap Growth Enhanced Index Fund as non-diversified. A meeting of the shareholders of the fund is expected to be held early in the second quarter of 2023 to vote on this proposal. If approved, the changes will take effect on May 1, 2023, or the first day of the month following shareholder approval.
Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement will also be available on the Securities and Exchange Commission's website (www.sec.gov).
GEI-PSTK-1122-129 1.857348.129	November 29, 2022